Prospectus for MainStay VP Series Fund, Inc.	May 1, 2010
As supplemented February 1, 2011
Equity Portfolios
MainStay VP ICAP Select Equity Portfolio MainStay VP International Equity Portfolio MainStay VP Large Cap Growth Portfolio
Income Portfolios
MainStay VP Cash Management Portfolio MainStay VP High Yield Corporate Bond Portfolio
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
Equity Portfolios
4	MainStay VP ICAP Select Equity Portfolio
8	MainStay VP International Equity Portfolio
12	MainStay VP Large Cap Growth Portfolio
Income Portfolios
16	MainStay VP Cash Management Portfolio
20	MainStay VP High Yield Corporate Bond Portfolio
More Information
24	More About Investment Strategies and Risks
34	The Fund and its Management
39	Purchase and Redemption of Shares
42	Taxes, Dividends and Distributions
43	Financial Highlights
MainStay VP ICAP Select Equity Portfolio

Investment Objective

The Portfolio seeks a superior total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fee[1]	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.82%
1

The management fee is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$84	$262	$455	$1,014

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Portfolio seeks to achieve a total return greater than the S&P 500® Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

The Portfolio will typically hold between 25 and 30 securities. Under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts ("ADRs"), warrants, real estate investment trusts ("REITs"), preferred stocks and other securities convertible or exchangeable into common stock.

Investment Process: Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager's ability to anticipate changes that can adversely affect the value of the Portfolio's holdings.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Concentrated Portfolio Risk: Because the Portfolio invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Foreign Securities Risk: Investments in foreign securities are subject to risks in addition to the risks of investing in securities of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

American Depositary Receipts ("ADRs") Risk: Investments in depositary receipts, such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Recent Market Events Risk: Domestic and international markets have recently experienced a period of acute stress that started in the financial sector and then moved to other sectors of the world economy. This stress resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks declined sharply even though the financial condition or prospects of that company remained sound. Although market stresses have declined somewhat since their peak, the markets remain uncertain and periods of acute stress may return. These market conditions tend to add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the S&P 500/Citigroup Value Index as its secondary benchmark. The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. S&P 500/Citigroup Value Index returns for periods ending prior to the January 1, 2006 inception date of the S&P 500/Citigroup Value Index reflect the returns of the S&P 500/Barra Value Index.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
2Q/09	15.90%
Worst Quarter
4Q/08	-22.19%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP ICAP Select Equity Portfolio
Initial Class	29.41%	1.66%	1.96%
S&P 500® Index
(reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
S&P 500/Citigroup Value Index
(reflects no deduction for fees, expenses, or taxes)	21.18%	-0.81%	0.82%

Management

New York Life Investments serves as the Portfolio's Manager. Institutional Capital LLC serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 2006
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 2007

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page 34 of this Prospectus.

MainStay VP International Equity Portfolio

Investment Objective

The Portfolio seeks to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fee[1]	0.89%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.10%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	1.01%
1	The management fee is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which do business mainly outside the U.S. It invests in securities of companies which do business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

Investment Process: The Subadvisor seeks to identify investment opportunities by pursuing a "bottom-up" stock picking investment discipline. It performs research on identified companies to assess their business and investment prospects, paying attention to the generation and utilization of cash flows, the returns on invested capital, and the potential to generate shareholder value in the future. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings, and/or those that have weak or high-risk business models and/or weak balance sheets. Allocations to countries are a result of the "bottom-up" stock selection process.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for risk management. In addition, the Portfolio may buy or sell foreign currency options and securities and securities index options and enter into swap agreements and futures contracts and related options, which are types of derivatives. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return or to reduce the risk of loss of (hedge) certain of its holdings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager's ability to anticipate changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign securities are subject to risks in addition to the risks of investing in securities of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities.

Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Portfolio's share price to be more volatile than that of a U.S. only mutual fund. The Portfolio may also incur higher expenses and costs when making foreign investments, which could affect the Portfolio's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets.

Derivatives Risk: The Portfolio may lose money using derivatives, regardless of the purpose for using such instruments. Using derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment relative to the risk assumed.

Recent Market Events Risk: Domestic and international markets have recently experienced a period of acute stress that started in the financial sector and then moved to other sectors of the world economy. This stress resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks declined sharply even though the financial condition or prospects of that company remained sound. Although market stresses have declined somewhat since their peak, the markets remain uncertain and periods of acute stress may return. These market conditions tend to add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Morgan Stanley Capital International Europe, Australasia and Far East Index-the MSCI EAFE® Index as its primary benchmark index. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
2Q/09	17.53%
Worst Quarter
1Q/01	-13.04%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP International Equity Portfolio
Initial Class	19.36%	5.71%	3.09%
MSCI EAFE® Index with Net Dividends
(reflects no deduction for fees, or expenses, but reflects deduction of certain withholding taxes)	31.78%	3.54%	1.17%

Management

New York Life Investments serves as the Portfolio's Manager. MacKay Shields LLC serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	Rupal J. Bhansali, Senior Managing Director	Since 2001

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page 34 of this Prospectus.

MainStay VP Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fee[1]	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.81%
1

The management fee is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$83	$259	$450	$1,002

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value.

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase.

Investment Process: The Portfolio invests in those companies that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm's competitive advantages; and, attractive, and preferably rising, returns on invested capital.

The Subadvisor takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Typically, the Subadvisor invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the Portfolio, and/or the fundamental business prospects are deteriorating.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager's ability to anticipate changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities are subject to risks in addition to the risks of investing in securities of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Recent Market Events Risk: Domestic and international markets have recently experienced a period of acute stress that started in the financial sector and then moved to other sectors of the world economy. This stress resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks declined sharply even though the financial condition or prospects of that company remained sound. Although market stresses have declined somewhat since their peak, the markets remain uncertain and periods of acute stress may return. These market conditions tend to add significantly to the risk of short-term volatility of the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the S&P 500® Index as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
4Q/01	17.96%
Worst Quarter
4Q/08	-22.96%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Large Cap Growth Portfolio
Initial Class	40.04%	3.08%	-2.39%
Russell 1000® Growth Index
(reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%
S&P 500® Index
(reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management

New York Life Investments serves as the Portfolio's Manager. Winslow Capital Management, Inc. serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Winslow Capital Management Inc.	Clark J. Winslow, Chief Executive Officer & Chief Investment Officer	Since 2005
	Justin H. Kelly, Senior Managing Director	Since 2005
	R. Bart Wear, Senior Managing Director	Since 2005

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page 34 of this Prospectus.

MainStay VP Cash Management Portfolio

Investment Objective

The Portfolio seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fee[1]	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.48%
1

The management fee is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; and 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.

The Portfolio's expense ratio has been restated from December 31, 2009 due to the expiration of the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The cost for participation in this Program equaled 0.03% of the applicable assets of the Portfolio. Accordingly, the Total Annual Portfolio Operating Expenses above have been reduced by this amount.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$49	$154	$269	$604

Principal Investment Strategies

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Portfolio seeks to maintain a stable $1.00 share price.

Investment Process: New York Life Investments, the Portfolio's Manager, selects securities based on an analysis of the creditworthiness of the issuer. These securities may include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit ("CDs"), bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Portfolio may also invest in variable rate notes, floaters, and mortgage-related and asset-backed securities.

The Manager seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Manager works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Portfolio may invest in foreign securities that are U.S. dollar denominated securities of foreign issuers.

The Portfolio will generally invest in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets applicable Securities and Exchange Commission guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

Principal Risks

Stable NAV Risk: An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Portfolio include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Portfolio's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities are subject to risks in addition to the risks of investing in securities of U.S. issuers. These risks may include: less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Recent Market Events Risk: Debt markets have recently experienced a period of high volatility that negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, expanded to include other debt securities, including those rated investment grade, derivatives, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors were forced to liquidate positions to satisfy margin calls, further pressuring asset prices. Although debt markets may experience a period of relatively lower volatility in the near term, the markets remain uncertain and periods of high volatility may return. These market conditions may adversely affect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a money market fund average. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Lipper Institutional Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-598-2019.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
3Q/00	1.56%
Worst Quarter
4Q/09	0.00%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP Cash Management Portfolio
Return Before Taxes on Distributions
Initial Class	0.05%	2.91%	2.72%
7-day current yield (as of December 31, 2009): 0.01%
Lipper Variable Products Money Market Fund Average	0.24%	2.90%	2.69%

Management

New York Life Investments serves as the Portfolio's Manager and is responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	David Clement, Director	Since March 2009
	Thomas J. Girard, Managing Director	Since March 2009

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page 34 of this Prospectus.

MainStay VP High Yield Corporate Bond Portfolio

Investment Objective

The Portfolio seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fee[1]	0.57%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.62%
1

The management fee is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$63	$199	$346	$774

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or that are unrated but the Subadvisor considers to be of comparable quality.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Portfolio only invests in companies in which the Subadvisor has judged that there is sufficient asset coverage - that is, the Subadvisor's subjective appraisal of a company's value divided by the value of its debt.

Some securities that are rated below investment grade by Moody's or S&P are referred to as "junk bonds." These securities are sometimes considered speculative. If Moody's and S&P assign different ratings to the same security, the Portfolio will use the lower rating for purposes of determining the security's credit quality.

The Portfolio's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). The Portfolio may invest up to 20% of its net assets in common stocks and other equity securities. The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Portfolio may hold cash or invest in short term instruments during times when the portfolio manager is unable to identify attractive high-yield securities.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these securities tends to be lower than the yield on other securities normally purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and may limit the Portfolio's ability to achieve a high level of income.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests or poor security selection, which could cause the Portfolio to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio's income if the proceeds are reinvested at lower interest rates.

High-Yield Debt Securities Risk: Investments in high-yield debt securities (sometimes called "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Foreign Securities Risk: Investments in foreign securities are subject to risks in addition to the risks of investing in securities of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager's ability to anticipate changes that can adversely affect the value of the Portfolio's holdings.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in short-term securities, there is no assurance that the Portfolio will achieve its investment objective.

Recent Market Events Risk: Debt markets have recently experienced a period of high volatility that negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, expanded to include other debt securities, including those rated investment grade, derivatives, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors were forced to liquidate positions to satisfy margin calls, further pressuring asset prices. Although debt markets may experience a period of relatively lower volatility in the near term, the markets remain uncertain and periods of high volatility may return. These market conditions may adversely affect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Credit Suisse High Yield Index as its primary benchmark index. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(by calendar year 2000-2009)

Best Quarter
2Q/09	17.22%
Worst Quarter
4Q/08	-17.83%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
MainStay VP High Yield Corporate Bond Portfolio
Initial Class	42.82%	5.04%	7.08%
Credit Suisse High Yield Index
(reflects no deduction for fees, expenses, or taxes)	54.22%	5.99%	7.07%

Management

New York Life Investments serves as the Portfolio's Manager. MacKay Shields LLC serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	J. Matthew Philo, Senior Managing Director	Since 2000

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker-dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page 34 of this Prospectus.

More About Investment Strategies and Risks
Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Some Portfolios may use the investments/strategies discussed below more than other Portfolios.

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus). The following is provided in alphabetical order and not in order of importance.

American Depositary Receipts ("ADRs")

Certain Portfolios may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Portfolio that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by Moody's or S&P are considered to have speculative characteristics and some may be referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

Certain Portfolios may enter into derivative transactions, or "derivatives," which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In the event of the bankruptcy or insolvency of a counterparty, the Portfolio could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income producing securities.

As investment companies registered with the Securities and Exchange Commission ("SEC"), the Portfolios must "cover" obligations with respect to certain kinds of derivatives instruments.

Equity Securities

Certain Portfolios may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange (the "Exchange"), NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  ADRs; and

  Real Estate Investment Trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

  Certain Portfolios may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Exchange Traded Funds

To the extent a Portfolio may invest in securities of other investment companies, the Portfolios may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into a Portfolio.

The Portfolios may invest its net assets in ETFs that invest in securities similar to those in which a Portfolio may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Portfolio's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which a Portfolio generally will invest may be speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans historically have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio may purchase loans via assignment, which would make the Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt instruments are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolios also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Growth Securities

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth securities is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth securities also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Debt Securities

High-yield debt securities (sometimes called "junk bonds") are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid and Restricted Securities

Certain Portfolios may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®,""S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The MainStay VP S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Initial Public Offerings

Certain Portfolios may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and portfolio managers cannot predict whether investments in IPOs will be successful. As a Portfolio grows in size, the positive effect of IPO investments on the Portfolio may decrease.

Investment Policies and Objectives

For some of the Portfolios, the discussion of Principal Investment Strategies states that the relevant Portfolio normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. This is a non-fundamental policy of each relevant Portfolio. The MainStay Funds have adopted a policy to provide a Portfolio's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio would not be subject to such constraints on new investments.

When the discussion states that a Portfolio invests primarily in a certain type or style of investment, this means that under normal circumstances the Portfolio will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Portfolio's investment objective is non-fundamental and may be changed without shareholder approval.

Unless otherwise stated, each Portfolio "looks through" its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or process. See "Exchange Traded Funds" above.

Large Transaction Risks

From time to time, the Portfolios may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Portfolio's performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio's transaction costs. The Portfolios have adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, the Portfolios may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the board of the applicable Portfolio. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. With respect to the Portfolios, in determining whether to lend securities, the Manager, the applicable Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Leverage Risk

The use of leverage may increase a Portfolio's exposure to long equity positions and make any change in the Portfolio's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful. A Portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. Generally, there are three types of Participations which a Portfolio may purchase. First, an assignment or novation of a corporate loan involves a Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.
The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans or other assets that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities also may be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Portfolio to lose money.

NAV Will Fluctuate

The value of Portfolio shares, also known as the NAV, generally fluctuates based on the value of the Portfolio's holdings. The MainStay VP Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

Not Insured—You Could Lose Money

Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MainStay VP Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Portfolio.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to its trading strategies, a Portfolio may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio).

Real Estate Investment Trusts ("REITs")

Certain Portfolios may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.
These practices can be used in an attempt to adjust the risk and return characteristics of a Portfolio's investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the manager or subadvisor of the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Sales

If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, a Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such circumstances, a Portfolio may invest without limit in cash or money market securities and other investments.

The MainStay VP Cash Management Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Portfolio to purchase the securities. A Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Value Securities

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value securities is that they may never reach what the Portfolio's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

Zero Coupon Bonds

Certain of the Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. Zero coupon bonds tend to be more volatile than conventional debt securities.

The Fund and its Management

Who Runs the Portfolios' Day-to-Day Business?

The Board of Directors of MainStay VP Series Fund, Inc. (the "Fund") oversees the actions of the Manager and the Subadvisors and decides on general policies governing the operations of the Portfolios. The Board of Directors (the "Board") also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Portfolios' Manager. In conformity with the stated policies of the Portfolios, the Manager administers each Portfolio's business affairs and manages the investment operations of certain Portfolios. In addition, the Manager is responsible for the portfolio composition of certain Portfolios, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios. The Manager has delegated its portfolio management responsibilities for certain of the Portfolios to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios, except for the Independent Directors, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to an Amended and Restated Management Agreement ("Management Agreement") with each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

For the fiscal year ended December 31, 2009, the Portfolios paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Portfolio as follows:

Effective rate paid for the year ended December 31, 2009
MainStay VP Cash Management Portfolio	0.42%
MainStay VP High Yield Corporate Bond Portfolio	0.57%
MainStay VP ICAP Select Equity Portfolio	0.75%
MainStay VP International Equity Portfolio	0.89%
MainStay VP Large Cap Growth Portfolio	0.74%

Additional Information Regarding Voluntary Fee Waivers

From time to time the Manager may limit the MainStay VP Cash Management Portfolio's expenses to the extent it deems appropriate to enhance this Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice.

Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Effective July 1, 2010, the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the MainStay VP Large Cap Growth Portfolio. This fee waiver is in addition to the management fee waiver which became effective on May 1, 2008, is voluntary, and may be discontinued by the Manager at any time.

A discussion regarding the basis for the Board approving the Management and Subadvisory Agreements of the Fund is available in the Fund's Semi-Annual Report covering the six-month period ended June 30, 2009.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from New York Life Investments' own resources which are not expected to exceed 0.25% (exclusive of 12b-1 fees) of the value of a Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Subadvisors

Where New York Life Investments has retained a Subadvisor, the Subadvisor, under the supervision of New York Life Investments, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by New York Life Investments, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the applicable Portfolio. New York Life Investments recommends Subadvisors to the Fund's Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields"), whose principal place of business is 9 West 57th Street, New York, New York 10019, is the Subadvisor to the MainStay VP High Yield Corporate Bond Portfolio and MainStay VP International Equity Portfolio. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became an indirect wholly-owned subsidiary of New York Life. As of December 31, 2009, MacKay Shields managed approximately $43.1 billion in assets.

Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as a Subadvisor to the MainStay VP ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. ICAP is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2009, ICAP managed approximately $15.7 billion in assets.

Winslow Capital Management, Inc. ("Winslow Capital"), whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Subadvisor to the MainStay VP Large Cap Growth Portfolio. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008, when it became a wholly-owned subsidiary of Nuveen Investments, Inc. As of December 31, 2009, Winslow Capital managed approximately $8.7 billion in assets.

Portfolio Managers

New York Life Investments and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

MainStay VP Cash Management Portfolio	David Clement and Thomas J. Girard
MainStay VP High Yield Corporate Bond Portfolio	J. Matthew Philo
MainStay VP ICAP Select Equity Portfolio	Jerrold K. Senser and Thomas R. Wenzel
MainStay VP International Equity Portfolio	Rupal J. Bhansali
MainStay VP Large Cap Growth Portfolio	Clark J. Winslow, Justin H. Kelly and R. Bart Wear

Portfolio Manager Biographies:

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding each portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the SAI.

Rupal J. Bhansali	Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Product Division in 2001 and became a Senior Managing Director in 2007. She assumed responsibilities as Portfolio Manager for the MainStay VP International Equity Portfolio in 2001. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.
David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009. Mr. Clement is a member of the fixed income portfolio management team at New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.
Thomas J. Girard	Mr. Girard became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009. Mr. Girard is a Senior Managing Director, Head of the Portfolio Management and Strategy Group of New York Life Investments and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans from 1996 to 2006. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.
Justin H. Kelly, CFA	Mr. Kelly is a Senior Managing Director and portfolio manager of Winslow Capital with responsibility for large cap growth stocks. Mr. Kelly has managed the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.
J. Matthew Philo, CFA	Mr. Philo has managed the MainStay VP High Yield Corporate Bond Portfolio since 2001. Mr. Philo, a Senior Managing Director of MacKay Shields, is co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996.
Jerrold K. Senser, CFA	Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the MainStay VP ICAP Select Equity Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.
R. Bart Wear, CFA	Mr. Wear is a Senior Managing Director and portfolio manager of Winslow Capital and has been with the firm since 1997. Mr. Wear has managed the MainStay VP Large Cap Growth Portfolio since 2005. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a Chartered Financial Analyst.
Thomas R. Wenzel, CFA	Mr. Wenzel has managed the MainStay VP ICAP Select Equity Portfolio since 2007. He serves as Senior Executive Vice President and Director of Research for ICAP and is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 17-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.
Clark J. Winslow	Mr. Winslow has managed the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Winslow has served as the Chief Executive Officer, Chief Investment Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 43 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.
Purchase and Redemption of Shares

Fair Valuation, Market Timing, Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans, and Portfolio Holdings Disclosure

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

Shares in each of the Portfolios are offered and are redeemed at a price equal to their respective NAV per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the MainStay VP Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of certain asset allocation portfolios.

The Fund has received an exemptive order from the Securities and Exchange Commission ("Exemptive Order") that permits the Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Fund's Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term Owners of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. The Fund will publish quarterly a list of each Portfolio's ten largest holdings and publish monthly (quarterly with respect to the MainStay VP High Yield Corporate Bond Portfolio) a complete schedule of each Portfolio's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-598-2019. With the exception of the MainStay VP High Yield Corporate Bond Portfolio, disclosure of each Portfolio's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month (no earlier than 15 days after the reported month for Portfolios subadvised by ICAP and no later than 5 business days after the end of the reported month with respect to MainStay VP Cash Management Portfolio). Disclosure of the MainStay VP High Yield Corporate Bond Portfolio's portfolio holdings is made available as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. The MainStay VP Cash Management Portfolio's monthly portfolio holdings will remain accessible on the internet for at least six months after posting. In addition, disclosure of each Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Portfolios' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report to the SEC on Form N-Q. In the case of the MainStay VP Cash Management Portfolio, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the internet.

Taxes, Dividends and Distributions

Taxes

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Fund will be Separate Accounts and certain asset allocation portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP Cash Management Portfolio (which seeks to maintain a constant NAV of $1.00 per share) will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP Cash Management begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. Each Portfolio, other than the MainStay VP Cash Management, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP Cash Management, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in that Portfolio (assuming reinvestment of all dividends and distributions). The information for all Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

MainStay VP Cash Management Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009		2008	2007	2006	2005
Net asset value at beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	0.00	#	0.02	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.00	#	0.00 #	0.00 #	(0.00)#	0.00	#
Total from investment operations	0.00	#	0.02	0.05	0.04	0.03
Less dividends:
From net investment income	(0.00	)#	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value at end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total investment return	0.05%		2.18%	4.86%	4.57%	2.96	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.05%		2.02%	4.71%	4.50%	2.91%
Net expenses	0.41%		0.50%	0.50%	0.52%	0.30%
Expenses (before reimbursement)	0.51%		0.50%	0.50%	0.52%	0.50%
Net assets at end of year (in 000's)	$765,118		$1,095,888	$605,222	$351,753	$306,900
#	Less than one cent per share.
(a)

Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

MainStay VP High Yield Corporate Bond Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$6.79	$10.08	$10.55	$9.59	$9.90
Net investment income	0.67 (a)	0.76 (a)	0.80 (a)	0.72 (a)	0.73	(a)
Net realized and unrealized gain (loss) on investments	2.22	(3.16)	(0.55)	0.44	(0.46)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 #	(0.00)#	(0.00)#	(0.00)#	0.02
Total from investment operations	2.89	(2.40)	0.25	1.16	0.29
Less dividends:
From net investment income	(0.65)	(0.89)	(0.72)	(0.20)	(0.60)
Net asset value at end of year	$9.03	$6.79	$10.08	$10.55	$9.59
Total investment return	42.82%	(24.11%)	2.31%	12.04%	2.94	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	8.23%	8.20%	7.53%	7.20%	7.39%
Net expenses	0.62%	0.59%	0.55%	0.56%	0.45%
Expenses (before reimbursement)	0.62%	0.59%	0.55%	0.56%	0.55%
Portfolio turnover rate	43%	24%	45%	48%	45%
Net assets at end of year (in 000's)	$700,295	$506,827	$866,747	$969,910	$1,022,911
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% for the year ended December 31, 2005.

MainStay VP ICAP Select Equity Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009	2008	2007	2006	2005
Net asset value at beginning of year	$8.41	$14.22	$13.75	$11.61	$11.23
Net investment income	0.11	0.05	0.11	0.19 (a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	2.36	(5.38)	0.87	2.04	0.46
Total from investment operations	2.47	(5.33)	0.98	2.23	0.61
Less dividends and distributions:
From net investment income	(0.18)	(0.06)	(0.07)	(0.03)	(0.11)
From net realized gain on investments	—	(0.42)	(0.44)	(0.06)	(0.12)
Total dividends and distributions	(0.18)	(0.48)	(0.51)	(0.09)	(0.23)
Net asset value at end of year	$10.70	$8.41	$14.22	$13.75	$11.61
Total investment return	29.41%	(37.59%)	6.86%	19.31%	5.44	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.32%	1.98%	1.45%	1.50%	1.35%
Net expenses	0.80%	0.78%	0.80%	0.88%#	0.77	%#
Expenses (before waiver/reimbursement)	0.82%	0.83%	0.85%	0.94%#	0.91	%#
Portfolio turnover rate	85%	152%	117%	130%	55%
Net assets at end of year (in 000's)	$686,907	$456,377	$250,237	$137,191	$66,657
#	Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)

Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% for the year ended December 31, 2005.

MainStay VP International Equity Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009		2008	2007	2006	2005
Net asset value at beginning of year		$11.30	$18.29	$18.68	$14.39	$14.11
Net investment income		0.32 (a)	0.59 (a)	0.39 (a)	0.29 (a)	0.36	(a)
Net realized and unrealized gain (loss) on investments		1.74	(5.71)	0.62	4.38	0.90
Net realized and unrealized gain (loss) on foreign currency transactions		0.13	0.31	(0.04)	(0.16)	(0.13)
Total from investment operations		2.19	(4.81)	0.97	4.51	1.13
Less dividends and distributions:
From net investment income		(0.86)	(0.24)	(0.13)	(0.05)	(0.24)
From net realized gain on investments		—	(1.94)	(1.23)	(0.17)	(0.61)
Total dividends and distributions		(0.86)	(2.18)	(1.36)	(0.22)	(0.85)
Net asset value at end of year		$12.63	$11.30	$18.29	$18.68	$14.39
Total investment return		19.36%	(25.67%)	4.93%	31.33%	7.99	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income		2.75%	3.87%	1.99%	1.79%	2.52%
Net expenses		0.99%	0.96%	0.89%	0.92%	0.87%
Expenses (before reimbursement)		0.99%	0.96%	0.89%	0.92%	0.91%
Portfolio turnover rate		83%	89%	54%	44%	54%
Net assets at end of year (in 000's)		$256,710	$244,533	$358,292	$355,382	$219,867
(a)	Per share data based on average shares outstanding during the period.
(b)

Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% for the year ended December 31, 2005.

MainStay VP Large Cap Growth Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2009		2008		2007	2006	2005
Net asset value at beginning of year	$9.19		$15.04		$12.39	$11.57	$11.09
Net investment income (loss)	0.00	(a)#	(0.01	)(a)	0.02 (a)	0.01 (a)	0.02	(a)
Net realized and unrealized gain (loss) on investments	3.69		(5.83)		2.63	0.83	0.46
Total from investment operations	3.69		(5.84)		2.65	0.84	0.48
Less dividends:
From net investment income	—		(0.01)		(0.00)#	(0.02)	(0.00	)#
Net asset value at end of year	$12.88		$9.19		$15.04	$12.39	$11.57
Total investment return	40.15	%(b)	(38.80%)		21.35%	7.24%	4.35	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00	%#	(0.05%)		0.11%	0.07%	0.28%
Net expenses	0.80%		0.76%		0.70%	0.79%##	0.64	%##
Expenses (before waiver/reimbursement)	0.81%		0.78%		0.72%	0.81%##	0.79	%##
Portfolio turnover rate	68%		111%		82%	96%	205%
Net assets at end of year (in 000's)	$230,769		$184,911		$266,473	$181,657	$108,635
#	Less than one cent per share.
##	Includes fees paid indirectly which amounted to 0.01% and less than one-hundredth of a percent of average net assets for the years ended December 31, 2006 and 2005 respectively.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)

Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% for the year ended December 31, 2005.

More information about the Portfolios is available free upon request:

Statement of Additional Information ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

To obtain information:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at mainstayinvestments.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

No dealer, salesman or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Series Fund, Inc.
 SEC File Number: 811-03833-01